SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Madison County Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
☐  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

October 4, 2013

Dear Fellow Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Madison County Financial, Inc., the parent company of Madison County Bank.  The Special Meeting will be held at Knights of Columbus Hall, located at 306 South Main Street, Madison, Nebraska 68748, at 9:00 a.m. (Central time) on Wednesday, November 13, 2013.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted.  The business to be conducted at the Special Meeting consists of the approval of our 2013 Equity Incentive Plan.

Our Board of Directors has determined that the matter to be considered at the Special Meeting is in the best interests of Madison County Financial, Inc. and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the 2013 Equity Incentive Plan.

On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided.  Voting in advance of the Special Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

David J. Warnemunde

President and Chief Executive Officer

MADISON COUNTY FINANCIAL, INC.
111 West Third Street
Madison, Nebraska 68748
(402) 454-6511

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 13, 2013

Notice is hereby given that a Special Meeting of Stockholders of Madison County Financial, Inc. will be held at Knights of Columbus Hall, located at 306 South Main Street, Madison, Nebraska 68748, at 9:00 a.m. (Central time) on Wednesday, November 13, 2013.

A Proxy Card and a Proxy Statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.	The approval of the Madison County Financial, Inc. 2013 Equity Incentive Plan; and

such other matters as may properly come before the meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned.  Stockholders of record at the close of business on September 30, 2013, are the stockholders entitled to vote at the meeting, and any adjournments thereof.

Even if you do not plan to attend the meeting, you may choose to vote your shares using the Internet or telephone voting options explained on your proxy card or by signing, dating and returning the enclosed proxy card without delay in the enclosed postage-paid envelope.  Any proxy that you give may be revoked at any time before it is exercised.   You may revoke a proxy by filing with the secretary of Madison County Financial, Inc. a written revocation or a duly executed proxy bearing a later date.  If you attend the meeting, you may revoke your proxy and vote personally at the meeting.

By Order of the Board of Directors

David J. Warnemunde
President and Chief Executive Officer

Madison, Nebraska
October 4, 2013

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

MADISON COUNTY FINANCIAL, INC.
111 West Third Street
Madison, Nebraska 68748
(402) 454-6511

SPECIAL MEETING OF STOCKHOLDERS
November 13, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Madison County Financial, Inc. to be used at a Special Meeting of Stockholders of Madison County Financial, Inc., which will be held at Knights of Columbus Hall, located at 306 South Main Street, Madison, Nebraska 68748, at 9:00 a.m. (Central time) on Wednesday, November 13, 2013, and all adjournments of such meeting.  The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 4, 2013.  In this Proxy Statement, the terms “we, “our,” and “us” refer to Madison County Financial, Inc. unless the context indicates another meaning.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2013 are entitled to one vote for each share then held.  As of September 30, 2013, there were 3,193,054 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting.  Abstentions and broker non-votes, if any, will be counted for purposes of determining that a quorum is present.

As to the approval of the Madison County Financial, Inc. 2013 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter.  The affirmative vote of a majority of the votes cast at the Special Meeting, without regard to either broker non-votes, if any, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this matter.

As provided in Section D of Article 5 of our Articles of Incorporation, persons who beneficially own in excess of 15% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 15% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Madison County Financial, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 15% limit and reimbursement for all expenses incurred by Madison County Financial, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Registrar and Transfer Company, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares.  Your brokerage firm may also provide the ability to vote your proxy by telephone or online.  Please be advised that if you choose not to vote your proxy, your brokerage firm may not vote your shares in favor of the 2013 Equity Incentive Plan.  Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

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Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934.  The following table sets forth, as of September 30, 2013, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock, as well as by our directors, executive officers and directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	248,648	(2)	7.8%

Madison County Bank Employee Stock Ownership Plan (“ESOP”) 111 West Third Street Madison, Nebraska 68748	255,444		8.0

Directors and Executive Officers: (9)

James R. Becker	―		*
Ivan J. Beller	5,000	(3)	*
Warren R. Blank	25,000		*
Brenda L. Borchers	10,580	(4)	*
Daniel Fullner	76,389	(5)	2.4
Jon Moyer	60,160	(6)	1.9
Daniel Tunink	26,200	(7)	*
David D. Warnemunde	97,268		3.0
David J. Warnemunde	104,071	(8)	3.2

All Directors and Executive Officers as a Group (9 persons)	404,668		12.7%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares.  The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Based on a Schedule 13G/A filed on February 14, 2013.
(3)	Shares owned through a trust.
(4)	Includes 430 shares allocated to Ms. Borchers’ ESOP account.
(5)
Includes 22,860 owned through Mr. Fullner’s IRA; 20,000 shares owned through a partnership; 17,500 shares owned through a limited liability company; 529 shares allocated to Mr. Fullner’s ESOP account; and 3,000 shares owned by Mr. Fullner’s spouse.

(6)	Includes 160 shares allocated to Mr. Moyer’s ESOP account.
(7)	Includes 11,315 shares owned through Mr. Tunink’s IRA and 1,200 shares owned through a trust.
(8)
Includes 10,805 shares owned by Mr. Warnemunde through the Madison County Bank 401(k) Profit Sharing Plan (“401(k) Plan”); 20,875 owned through Mr. Warnemunde’s IRA; 391 shares owned by Mr. Warnemunde’s spouse and 911 shares allocated to Mr. Warnemunde’s ESOP account.

(9)	The business address of each director and executive officer is 111 West Third Street, Madison, Nebraska 68748.
*	Less than 1%.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof.  Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card.  You may also vote by signing and returning your Proxy Card to Madison County Financial, Inc.  Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the 2013 Equity Incentive Plan.

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Proxies may be revoked by sending written notice of revocation to the Secretary of Madison County Financial, Inc. at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone, as described on your Proxy Card.  The presence at the Special Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

PROPOSAL 1—APPROVAL OF THE MADISON COUNTY FINANCIAL, INC. 2013 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Madison County Financial, Inc. 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), to provide officers, employees and directors of Madison County Financial, Inc. and Madison County Bank with additional incentives to promote the growth and performance of Madison County Financial, Inc.  Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the 2013 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.   In addition, the 2013 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Madison County Financial, Inc.

The following is a summary of the material features of the 2013 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2013 Equity Incentive Plan, attached hereto as Appendix A.  In the event of conflict between the terms of this disclosure and the terms of the 2013 Equity Incentive Plan, the terms of the 2013 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2013 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 447,027 shares of Madison County Financial, Inc. common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units.  Of this number, the maximum number of shares of Madison County Financial, Inc. common stock that may be issued under the 2013 Equity Incentive Plan pursuant to the exercise of  stock options is 319,305 shares, and the maximum number of shares of Madison County Financial, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 127,722 shares.  These amounts represent 10% and 4%, respectively, of the shares of Madison County Financial, Inc. common stock that were issued in Madison County Financial, Inc.’s initial public offering on October 3, 2012 in connection with the mutual to stock conversion of Madison County Holding Company, MHC, the former mutual holding company of Madison County Bank.

The 2013 Equity Incentive Plan will be administered by the members of Madison County Financial, Inc.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2013 Equity Incentive Plan.  The Committee has full and exclusive power within the limitations set forth in the 2013 Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2013 Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the 2013 Equity Incentive Plan and any award agreement.  The 2013 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

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Eligibility

Employees and directors of Madison County Financial, Inc. or its subsidiaries are eligible to receive awards under the 2013 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2013 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the 2013 Equity Incentive Plan means the final sales price of Madison County Financial, Inc.’s common stock as reported on Nasdaq on the date the option is granted, or if Madison County Financial, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Madison County Financial, Inc.’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law.  Restricted stock awards under the 2013 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2013 Equity Incentive Plan or the award agreement.  Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units.  Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock.   However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.   The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Option Repricing.  The 2013 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer.  Generally, all awards, except non-statutory stock options, granted under the 2013 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession.  Restricted stock awards may be transferable pursuant to a qualified domestic relations order.  At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws.  During the life of the participant, awards can be exercised only by the participant.  The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2013 Equity Incentive Plan upon the participant’s death.

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Limitation on Awards Under the 2013 Equity Incentive Plan

The following limits apply to awards under the 2013 Equity Incentive Plan:

•
The maximum number of shares of common stock that may be available for awards under the 2013 Equity Incentive Plan is 447,027 shares, of which up to 319,305 shares of common stock may be delivered pursuant to the exercise of stock options and 127,722 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•
The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 111,756 shares and 44,702 shares, respectively (all of which may be granted in any one calendar year).  Such maximum amounts represent 35% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 35% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•
The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 19,158 shares and 7,663 shares, respectively (all of which may be granted in any one calendar year).  Such maximum amounts represent 6% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 6% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•
The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 111,756 shares and 44,702 shares, respectively (all of which may be granted in any one calendar year).  Such maximum amounts represent 35% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 35% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

In the event of a corporate transaction involving the stock of Madison County Financial, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.  In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Madison County Financial, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or two other most highly compensated officers.   However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The 2013 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.”  The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

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Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; book value per share; tangible book value per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk sensitivity;  strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;  stock price (including, but not limited to, growth measures and total shareholder return); operating expenses as a percentage of average assets; core deposits as a percentage of total deposits; net charge off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing.

The terms of any award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of performance measures may be measured over more than one period or fiscal year.  In establishing performance measures, the Committee may provide for the exclusion of the effects of certain objective subsequent events that may impact performance (such as a reorganization, recapitalization, merger or stock purchase), provided that such exclusion is established before the performance measure formula is determined.  Furthermore, the Committee has the discretion to adjust performance measures already established with respect to an award in the event of unanticipated circumstances.  However, if the award is intended to be “qualified performance-based compensation,” the Committee can adjust performance measures if unanticipated circumstances arise only if, as a result, the payment associated with the award is reduced to the desired level based on the circumstances.

Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance measure must occur, in writing, no later than 90 days after the beginning of service period to which the performance measure relates, provided that on the date of grant the outcome is substantially uncertain as to the performance measure.

Vesting of Awards

If the vesting of an award under the 2013 Equity Incentive Plan is conditioned on the completion of a specified period of service with Madison County Financial, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement, and may be subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or termination of service as a director following a change in control.

Although no decision has been made, it is anticipated that all stock options and restricted stock awards will be granted subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant.  Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined.  Unless otherwise set forth in an award agreement, all awards would vest upon death, disability, or involuntary termination of employment or termination of service for a director following a change in control.  Awards will not automatically vest upon retirement, unless such feature is set forth in the participant’s award agreement.  For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director.  For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director.  The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the 2013 Equity Incentive Plan, provided that such feature is provided in the participant’s award agreement.

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Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a participant’s involuntary termination of employment or termination of service as a director (other than for cause) following a Change in Control of Madison County Financial, Inc. or Madison County Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested.  For the purposes of the 2013 Equity Incentive Plan, a “Change in Control” means (i) Madison County Financial, Inc. or Madison County Bank merges into or consolidates with another entity, or merges another bank or corporation into Madison County Financial, Inc. or Madison County Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of Madison County Financial, Inc. or Madison County Bank immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Madison County Financial, Inc.’s or Madison County Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of Madison County Financial, Inc.’s or Madison County Bank’s voting shares held in a fiduciary capacity by an entity of which Madison County Financial, Inc. directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute Madison County Financial, Inc.’s or Madison County Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Madison County Financial, Inc.’s or Madison County Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (iv) Madison County Financial, Inc. or Madison County Bank sells to a third party all or substantially all of its assets.

In the event of a Change in Control, any performance measure attached to an award under the 2013 Equity Incentive Plan will be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2013 Equity Incentive Plan or any award granted under the 2013 Equity Incentive Plan, provided that, except as provided in the 2013 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2013 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2013 Equity Incentive Plan (other than as provided in the 2013 Equity Incentive Plan), or materially modify the requirements for participation in the 2013 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2013 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2013 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2013 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Madison County Financial, Inc.

Duration of Plan

The 2013 Equity Incentive Plan will become effective upon approval by the stockholders at the Special Meeting.  The 2013 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2013 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2013 Equity Incentive Plan.  At any time, the Board of Directors may terminate the 2013 Equity Incentive Plan. However, any termination of the 2013 Equity Incentive Plan will not affect outstanding awards.

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Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2013 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Madison County Financial, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Madison County Financial, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Madison County Financial, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock.  A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Madison County Financial, Inc. will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Madison County Financial, Inc. will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit.  A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit.  When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized.  A restricted stock unit does not have voting rights or dividend rights.  Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

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Withholding of Taxes.  Madison County Financial, Inc. may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2013 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Madison County Financial, Inc.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits Madison County Financial, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executives named in the summary compensation table (“covered employees”).  Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  Performance-based compensation that meets the requirements of Section 162(m) (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by Madison County Financial, Inc.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the 2013 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2013 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2013 Equity Incentive Plan. Madison County Financial, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Madison County Financial, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the 2013 Equity Incentive Plan.  If the 2013 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2013 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table.  The table below summarizes for the years ended December 31, 2012 and 2011 the total compensation paid to or earned by Madison County Financial, Inc.’s President and Chief Executive Officer, David J. Warnemunde, and Madison County Financial, Inc.’s two other most highly compensated executive officers.  Each individual listed in the table below is referred to as a named executive officer.

For a narrative description of information included in this table, please see the discussion in this proxy statement below.

Summary Compensation Table for the Years Ended December 31, 2012 and 2011
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation (3) ($)	Total ($)

David J. Warnemunde President and Chief Executive Officer	2012 2011	242,193 230,660	120,325 110,750	864 797	51,231 34,748	414,613 376,955

Daniel A. Fullner Senior Vice President, Treasurer and General Counsel	2012 2011	97,813 96,945	65,000 63,500	― —	25,584 10,404	188,397 170,849

Brenda L. Borchers Vice President, Cashier and Chief Financial Officer	2012 2011	81,492 78,700	33,850 26,300	― —	15,582 7,330	130,924 112,330

(1)
Represents a discretionary bonus payment awarded to each named executive officer.  Please see “Executive Officer Compensation - Discretionary Bonus Payments” for further details regarding the performance metrics used by the Board of Directors to determine each named executive officer’s discretionary bonus payment.

(2)	Amount represents the above-market earnings on compensation that was deferred by Mr. Warnemunde pursuant to his Director Deferred Fee Agreement with Madison County Bank.
(3)
The amounts reflect what we have paid for, or reimbursed, the applicable named executive officer for various benefits and perquisites which we provide.  A break-down of the various elements of compensation in this column is set forth in the table immediately below.

All Other Compensation
Name	Year	Perquisites(1) ($)	Employer Contributions to 401(k) Plan ($)	Life Insurance(2) ($)	Employer Contributions to Deferral Account(3) ($)	Board Fees(4) ($)	ESOP(5) ($)	Total ($)
David J. Warnemunde	2012	―	21,660	1,098	1,500	12,033	14,940	51,231
Daniel A. Fullner	2012	―	4,358	851	―	11,700	8,675	25,584
Brenda L. Borchers	2012	―	3,545	352	―	4,633	7,052	15,582

(1)	For the year ended December 31, 2012, no named executive officer received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000.
(2)	Represents cost to Madison County Bank of providing life insurance coverage to the named executive officer.
(3)	Amount represents employer contributions made to Mr. Warnemunde’s deferral account in accordance with his Director Deferred Fee Agreement with Madison County Bank.
(4)
For the year ended December 31, 2012, (i) Mr. Warnemunde was paid $4,200 in Board fees and $7,833 in Loan, Executive and Audit Committee fees, (ii) Mr. Fullner was paid $4,200 in fees for his attendance at Board meetings and $7,500 in Loan and Executive Committee fees, and (iii) Ms. Borchers was paid $1,800 in fees for her attendance at Board meetings, and was paid $2,833 for Executive and Audit Committee fees.

(5)
Represents the aggregate value of the number of shares allocated to each named executive officer’s ESOP account, the value of which was determined based on a $16.40 fair market value of Madison County Financial common stock on December 31, 2012.

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Employment Agreements

On September 1, 2012, Madison County Bank entered into employment agreements with Messrs. David J. Warnemunde and Fullner that superseded and replaced their prior employment agreements dated April 16, 2012.  Each employment agreement has an initial term of three years, and will renew on each anniversary date thereafter so that the remaining term is three years, provided that the Board of Directors has consented to the extension of the term.   For 2013, each employment agreement provides Messrs. Warnemunde and Fullner with an annual base salary of $258,000 and $108,000, respectively, plus a discretionary bonus as determined and authorized by the Board of Directors as described in more detail below.  In addition, Messrs. Warnemunde and Fullner are entitled to participate in employee and welfare benefit plans offered by Madison County Bank, and will be reimbursed for all reasonable business expenses incurred.  Furthermore, each executive will be reimbursed for out-of-pocket expenses for an annual physical. Such reimbursement will not exceed $15,000.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event the executive resigns during the term of the employment agreement for “good reason,” each executive will be entitled to receive: (i) his base salary and (ii) continued medical and dental coverage (at no cost to the executive) that is substantially comparable to the coverage received by the executive as of his date of termination.  Such payment and benefits will be provided by Madison County Bank for the remaining term of the executive’s employment agreement, but in no event for a period of less than 12 months following his date of termination.  “Good reason” exists if, without the executive’s written consent, any of the following occurs: (i) a material reduction in the executive’s base salary or benefits (other than a reduction or elimination that is part of a good faith, overall reduction to all employees in a manner that does not discriminate against the executive); (ii) a material reduction in the executive’s authority, duties or responsibilities attributable to his executive position; (iii) a relocation of the executive’s principal place of employment by more than 35 miles from Madison County Bank’s main office location; or (iv) a material breach of the employment agreement by Madison County Bank.

In the event of the executive’s involuntary termination of employment for reasons other than cause or executive’s voluntary resignation for “good reason” occurring on or after, but within two years following, a change in control of Madison County Bank or Madison County Financial, Inc., each executive would be entitled to a cash severance payment equal to $1.00 less than three times the executive’s “base amount” as defined under Section 280G of the Internal Revenue Code (the “base amount” is the five-year average of the executive’s compensation reported on Box 1 of his Form W-2 Wage and Tax Statement).  Such payment will be payable in equal installments over 36 months immediately following the executive’s date of termination, and paid in lieu of the cash severance benefits described in the previous paragraph.  In addition, the executive will be entitled to receive continued medical and dental coverage (at no cost to the executive) for the remaining term of the employment agreement, but in no event for a period of less than 12 months following his date of termination.  Notwithstanding the foregoing, in the event any severance payments or benefits that are provided to the executive in connection with a change in control of Madison County Bank or Madison County Financial, Inc. are considered “excess parachute payments” subject to penalty taxes under Section 280G of the Internal Revenue Code, the severance payments and/or benefits payable under the employment agreement will be reduced accordingly to avoid penalty taxes.

If the executive’s termination of employment occurs due to disability, the executive will be entitled to receive disability benefits, if any, provided under any disability plan sponsored by Madison County Bank.  In addition, the executive will receive continued medical and dental coverage (at no cost to the executive) that is substantially comparable to the coverage received by the executive as of his date of termination.  Such coverage will continue until the later of (i) the last day of the remaining term of the employment agreement or (ii) the date on which the executive attains age 65.   Upon the occurrence of the executive’s death while employed with Madison County Bank, the executive’s estate or beneficiary will be paid the executive’s base salary at the rate in effect at the time of death for a period one year thereafter.  In addition, for the later of (i) the remaining term of the employment agreement or (ii) one year following the executive’s death, Madison County Bank will continue to provide (at no cost to the Executive’s beneficiaries) non-taxable medical and dental coverage to the executive’s eligible beneficiaries.

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Discretionary Bonus Payments

The Board of Directors has the authority to award discretionary bonus payments to the named executive officers.  While strict numerical formulas are not used to quantify the named executive officers’ bonus payments, both company-wide and individually-based performance objectives are used to determine bonus payments.  Company-wide performance objectives focus on growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance.  Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation.  Both the company-wide and individually-based performance objectives are evaluated by the Board of Directors on an annual basis and also as a performance trend measured over the prior three years.  The Board of Directors also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and competition in our primary market area.

Based on the foregoing, for 2012 Mr. Warnemunde, Mr. Fullner and Ms. Borchers received bonus payments of $120,325, $65,000 and $33,850, respectively, in recognition of their performance and efforts.

Benefit Plans

Salary Continuation Agreements.  Madison County Bank entered into Salary Continuation Agreements with Mr. David J. Warnemunde, Mr. Fullner and Ms. Borchers on May 15, 2002.  Each agreement provides for an annual retirement benefit equal to $100,000, $100,000 and $36,000 for Mr. Warnemunde, Mr. Fullner and Ms. Borchers, respectively (referred to as the “Annual Retirement Benefit”).  For purposes of the Salary Continuation Agreements, the normal retirement age for Mr. Warnemunde, Mr. Fullner and Ms. Borchers is age 56, age 65 and age 62, respectively. For Mr. Warnemunde, his Annual Retirement Benefit will be increased by (i) 5% per year for each plan year that is completed from his 57th birthday until his 62th birthday, (ii) 4% per year for each plan year that is completed from his 63th birthday until his 65th birthday and (iii) 3% per year for each plan year that is completed from his 66th birthday until his 67th birthday, provided that he is employed with Madison County Bank during such time period.  For Ms. Borchers, her Annual Retirement Benefit will be increased by 3.5% per year for each plan year that is completed from her 65th birthday until her 67th birthday, provided that she is employed with Madison County Bank during such time period.  Mr. Fullner’s Annual Retirement Benefit does not adjust. The Board of Directors in its sole discretion may further increase each executive’s Annual Retirement Benefit.   The Annual Retirement Benefit is payable in equal monthly installments for 15 years following the executive’s termination of employment for any reason (other than death) occurring on or after attaining his or her normal retirement age.

In the event of the executive’s termination of employment prior to his or her normal retirement age, the executive will be paid his or her accrued benefit as of the date termination, provided however if such termination occurs on or after a change in control of Madison County Bank, the executive will instead be paid his or her Annual Retirement Benefit.  Such benefit (in either case) will be payable in equal monthly installments for 15 years following the executive’s date of termination.  Notwithstanding the foregoing, in the event any benefits that are payable to the executive in connection with a change in control of Madison County Bank are considered “excess parachute payments” subject to penalty taxes under Section 280G of the Internal Revenue Code, the benefits payable under the Salary Continuation Agreements will be reduced accordingly to avoid penalty taxes.

Director Deferred Fee Agreement.  Madison County Bank entered into a Director Deferred Fee Agreement with Mr. David J. Warnemunde.  Please see the description of this agreement set forth below under “Director Compensation – Director Plans” for further details.

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Tax-Qualified Benefit Plans

401(k) Plan.  Madison County Bank maintains the Madison County Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements.  All eligible employees can begin participation in the 401(k) Plan on the first day of the plan year or the first day of the seventh month of the plan year coinciding with or next following the date on which the employee attains age 21 and completes one year of service.  A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code.  For 2012, the salary deferral contribution limit is $17,000 provided, however, that a participant over age 50 may contribute an additional $5,500 to the 401(k) Plan.  A participant is always 100% vested in his or her salary deferral contributions. In addition to salary deferral contributions, the 401(k) Plan provides that Madison County Bank will make (i) an employer contribution equal to a discretionary percentage of the participant’s salary deferral contribution, provided that such amount does not exceed 3% of the participant’s compensation earned during the plan year, and (ii) a discretionary contribution to be determined by Madison County Bank.  Participants will vest in their employer contributions at a rate 20% per year, beginning after the completion of two years of credited service, such that the participants will become 100% vested upon the completion of six years of credited service. However a participant will immediately become 100% vested in any employer contributions upon the participant’s death, disability or attainment of age 65 while employed with Madison County Bank.  Generally, unless a participant elects otherwise, the participant’s benefit under the 401(k) Plan will be payable in the form of a lump sum payment as soon as administratively feasible following his or her termination of employment with Madison County Bank.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options available, including Company common stock.

ESOP.  In connection with the conversion, effective January 1, 2012, Madison County Bank adopted the Madison County Bank Employee Stock Ownership Plan (the “ESOP”) for eligible employees.  Eligible employees who have attained age 21 and were employed by us as of May 1, 2012 will begin participation in the ESOP on the later of the effective date of the ESOP or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

In the conversion, the ESOP trustee purchased, on behalf of the ESOP, 255,444 shares of Company common stock, or 8% of the total number of shares of common stock issued in the offering.  The ESOP funded its stock purchase with a loan from Madison County Financial, Inc. equal to the aggregate purchase price of the common stock.  The loan will be repaid principally through Madison County Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the 25-year term of the loan.  The initial interest rate for the ESOP loan is the prime rate, as published in The Wall Street Journal, on the closing date of the offering.  Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account.  Shares will be released from the suspense account on a pro-rata basis as the loan is repaid.  The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants.  Participants will vest in their benefit at a rate of 20% per year, beginning after the completion of their second year of service, such that the participants will be 100% vested upon completion of six years of credited service.  Participants who were employed by Madison County Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP.  Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the ESOP.  Generally, participants will receive distributions from the ESOP upon severance from employment.  The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts.  The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

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Under applicable accounting requirements, Madison County Bank records compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts.  The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in Madison County Financial, Inc.’s earnings.

Other than our ESOP, Madison County Financial, Inc. currently has no equity-based benefit plans that were not approved by stockholders.

DIRECTOR COMPENSATION

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2012.  Director compensation paid to David J. Warnemunde who is also a named executive officer is reflected above in “Executive Compensation – Summary Compensation Table.”

Director Compensation
Name	Fees Earned or Paid in Cash(1) ($)	Nonqualified Deferred Compensation Earnings (2) ($)	All Other Compensation(3) ($)	Total ($)
Ivan J. Beller	12,300	864	1,500	14,664
Warren R. Blank	12,700	864	1,500	15,064
Jon M. Moyer	11,700	1,383	2,500	15,583
Daniel L. Tunink	15,933	207	1,500	17,640
David D. Warnemunde	12,033	528	1,500	14,061

(1)	See table immediately following for breakdown of fees earned in 2012.
(2)	Amount represents the above-market earnings on compensation that was deferred by each director pursuant to his Director Deferred Fee Agreement with Madison County Bank.
(3)
No director received any perquisites or benefits that, in the aggregate, were equal to or greater than $10,000.  Amount represents employer contributions made to the director’s deferral account in accordance with his Director Deferred Fee Agreement with Madison County Bank.

Director Fees

All directors received fees per board and committee meetings attended in 2012.  In addition, each director other than our President and Chief Executive Officer, David J. Warnemunde, received a director bonus fee.  Each person who serves as a director of Madison County Financial, Inc. also serves as a director of Madison County Bank and earns director and committee fees only in his or her capacity as a board or committee member of Madison County Bank.

Name	Board Meetings ($)	Bonus Fee ($)	Committee Meeting Fees ($)	Total ($)
Ivan J. Beller	3,800	7,500	1,000	12,300
Warren R. Blank	4,200	7,500	1,000	12,700
Jon M. Moyer	4,200	7,500	―	11,700
Daniel L. Tunink	4,100	7,500	4,333	15,933
David D. Warnemunde	4,200	7,500	333	12,033

Director Plans

Director Deferred Fee Agreements.  Madison County Bank entered into Director Deferred Fee Agreements with Messrs. David J. Warnemunde, Blank, Beller, Moyer, Tunink and David D. Warnemunde.  Each agreement allows for the director to elect to defer a portion of his director fees to an individual deferral account established by Madison County Bank.  In addition, Madison County Bank may make discretionary contributions to the director’s deferral account at its sole discretion.  Notwithstanding the foregoing, with the exception of David D. Warnemunde and Mr. Tunink, Madison County Bank made an initial contribution to each director’s deferral account equal to $6,000 ($10,000 for Mr. Moyer), plus interest for a four-year period equal to 8.0%, compounded monthly.  For Mr. Tunink and David D. Warnemunde, no initial contribution was made to their deferral accounts.

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With the exception of Mr. Tunink, each director’s deferral account balance will be credited with earnings at the end of each plan year equal to 8.0%, compounded monthly.  Mr. Tunink’s deferral account balance will be credited with earnings at the end of each month equal to 6.0%, compounded monthly.  The difference in the earnings crediting rate reflects the lower market interest rates at the time of entering into Mr. Tunink’s agreement.  Each director is always 100% vested in his deferral account balance.

The deferral account balance will generally be payable to each director (or to the director’s beneficiary in the event of death) in monthly installments for 180 months (or a lump sum for Mr. Tunink) following the earlier of: (i) the director’s termination of service from the board; (ii) death; (iii) disability; or (iv) a change in control of Madison County Bank.  Each director will continue to accrue earnings on his deferral account balance until it is paid in full.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Madison County Financial, Inc.’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of Madison County Financial, Inc. at the principal executive offices of Madison County Financial, Inc. not later than the close of business on the 90th day prior to the anniversary date of the date of Madison County Financial, Inc.’s proxy statement relating to the preceding year’s annual meeting of stockholders and not earlier than the close of business on the 120th day prior to the anniversary date of the date of Madison County Financial, Inc.’s proxy statement relating to the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the 10th day following the date on which public disclosure of the date of such meeting is first made.  The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Madison County Financial, Inc. to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2014 annual meeting of stockholders is expected to be held on May 19, 2014.  For the 2014 annual meeting of stockholders, the notice would have to be received between December 18, 2013 and January 17, 2014.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in Madison County Financial, Inc.’s proxy materials for Madison County Financial, Inc.’s 2014 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Madison County Financial, Inc.’s executive offices, 111 West Third Street, Madison, Nebraska, no later than December 18, 2013. If the date of the 2014 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before Madison County Financial, Inc. prints or mails proxy materials for such meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in Madison County Financial, Inc.’s proxy materials), Madison County Financial, Inc.’s articles of incorporation and Bylaws and Maryland corporation law.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Special Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

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MISCELLANEOUS

The cost of solicitation of proxies will be borne by Madison County Financial, Inc., and Madison County Financial, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock.  In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telephone or other forms of communication without additional compensation.  We have retained Phoenix Advisory Partners, LLC to assist us in soliciting proxies, and have agreed to pay Phoenix Advisory Partners, LLC a fee of $5,500 plus reasonable expenses for these services.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING

The Notice and Proxy Statement and Proxy Card are available on our website at www.madisoncountybank.com

BY ORDER OF THE BOARD OF DIRECTORS

Warren R. Blank
Corporate Secretary

Madison, Nebraska
October 4, 2013

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APPENDIX A
MADISON COUNTY FINANCIAL, INC.

2013 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1              Purpose, Effective Date and Term.  The purpose of this Madison County Financial, Inc. 2013 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Madison County Financial, Inc. (the “Company”), and its Subsidiaries, including Madison County Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company.  The “Effective Date” of the Plan is November 13, 2013, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2              Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3              Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4               Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1              General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).   Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)           Restricted Stock Award.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

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(c)           Restricted Stock Units.  A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit.  A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a specified number of shares of Stock.

Section 2.2              Stock Options.

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be in cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3              Restricted Stock.

(a)           Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.  All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.5 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between Madison County Financial, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Madison County Financial, Inc. 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Madison County Financial, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event the Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

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(b)           Terms and Conditions.           Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)             Dividends.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.  Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award.  Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii)            Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii)           Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4              Restricted Stock Units.

(a)           Grant of Restricted Stock Units.    Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award;  (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.    Each Restricted Stock Unit shall be subject to the following terms and conditions:

(i)           A Restricted Stock Unit shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant.  Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine.  The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

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(ii)            The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof.  Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant.  The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)           Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)           A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  Unless the Committee determines otherwise, no dividends (or Dividend Equivalent Rights) shall be paid on Restricted Stock Units.  If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient  will be conditioned on the satisfaction of the performance criteria.

Section 2.5             Performance-Based Compensation. The vesting of any Restricted Stock Award or Restricted Stock Unit under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)            Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)              basic earnings per share;

(ii)             basic cash earnings per share;

(iii)            diluted earnings per share;

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(iv)	core earnings per share;

(v)	diluted cash earnings per share;

(vi)	book value per share;

(vii)	tangible book value per share;

(viii)	net income or net income before taxes;

(ix)	cash earnings;

(x)	net interest income;

(xi)	non-interest income;

(xii)	general and administrative expense to average assets ratio;

(xiii)	cash general and administrative expense to average assets ratio;

(xiv)	efficiency ratio;

(xv)	cash efficiency ratio;

(xvi)	return on average assets;

(xvii)	core return on average assets;

(xviii)	cash return on average assets;

(xix)	core return on equity;

(xx)	return on average stockholders’ equity;

(xxi)	cash return on average stockholders’ equity;

(xxii)	return on average tangible stockholders’ equity;

(xxiii)	cash return on average tangible stockholders’ equity;

(xxiv)	core earnings;

(xxv)	operating income;

(xxvi)	operating efficiency ratio;

(xxvii)	net interest margin;

(xxviii)	net interest rate margin or net interest rate spread;

(xxix)	growth in assets, loans, or deposits;

(xxx)	loan production volume;

(xxxi)	net charge offs;

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(xxxii)	non-performing loans;

(xxxiii)	classified loans;

(xxxiv)	cash flow;

(xxxv)	capital preservation (core or risk-based);

(xxxvi)	interest rate risk sensitivity;

  (xxxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxviii)	stock price (including, but not limited to, growth measures and total shareholder return);

(xxxix)	operating expenses as a percentage of average assets;

(xl)	core deposits as a percentage of total deposits;

(xli)	net charge off percentage;

(xlii)	average percentage past due;

(xliii)	classified assets to total assets; or

(xliv)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) the change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, acquisition, consolidation spin-off, combination or exchange of shares or other similar corporate change.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that, no Award intended to be performance-based compensation within the meaning of Code Section 162(m) is increased as a result of a modified performance measure.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

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(c)           Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6              Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting on the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, Disability, Retirement or following a Change in Control, the Participant’s Involuntary Termination of Employment or Termination of Service for a Director).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.  Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7              Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8              Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9              Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

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(b)        In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units  granted to a Participant that have not vested shall expire and be forfeited.

(c)        Upon Termination of Service because of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof), all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)        Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)        Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1              Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2              Share Limitations.

(a)            Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants or their beneficiaries under the Plan shall be equal to Four Hundred Forty-Seven Thousand Twenty-Seven (447,027) shares of Stock.  Of this amount, Three Hundred Nineteen Thousand Three Hundred Five (319,305) shares of Stock of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and One Hundred Twenty-Seven Thousand Seven Hundred Twenty-Two (127,722) shares of Stock may be issued as Restricted Stock Awards or Restricted Stock Units.

(b)            Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock Awards or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock Awards and Restricted Stock Units shall be reduced by the number of shares of Stock with respect to the Stock Options, Restricted Stock Awards or Restricted Stock Units granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares of Stock are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

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(c)           Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be delivered pursuant to the exercise of Stock Options to any one Employee under the Plan is One Hundred Eleven Thousand Seven Hundred Fifty-Six (111,756) shares, all of which may be granted during any calendar year.  Such maximum amount represents thirty-five percent (35%) of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(d)           Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be issued as Restricted Stock Awards or Restricted Stock Units to any one Employee under the Plan is Forty-Four Thousand Seven Hundred Two (44,702) shares, all of which may be granted during any calendar year.  Such maximum amount represents thirty-five percent (35%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)           Stock Options – Non-Employee Directors.  The maximum number of shares of Stock, in the aggregate, that may be  delivered pursuant to the exercise of Stock Options to any one non-Employee Director under the Plan is Nineteen Thousand One Hundred Fifty-Eight (19,158) shares, all of which may be granted during any calendar year.  In addition, the maximum number of shares of Stock, in the aggregate, that may be delivered pursuant to the exercise of Stock Options to all non-Employee Directors, in the aggregate, is One Hundred Eleven Thousand Seven Hundred Fifty-Six (111,756) shares, all of which may be granted during any calendar year.  Such maximum amounts represent six percent (6%) and thirty-five percent (35%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(f)           Restricted Stock Awards and Restricted Stock Units – Non-Employee Directors.  The maximum number of shares of Stock, in the aggregate, that may be issued as Restricted Stock Awards or Restricted Stock Units to any one non-Employee Director under the Plan is Seven Thousand Six Hundred Sixty-Three (7,663) shares, all of which may be granted during any calendar year.  In addition, the maximum number of shares of Stock, in the aggregate, that may be issued as Restricted Stock Awards or Restricted Stock Units to all non-Employee Directors under the Plan is Forty-Four Thousand Seven Hundred Two (44,702) shares, all of which may be granted during any calendar year.  Such maximum amounts represent six percent (6%) and thirty-five percent (35%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(g)         The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards, including the limitations on the number of Awards available for grant under this Plan described in this Section 3.2, shall be subject to adjustment as provided in Section 3.3.

Section 3.3              Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

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(b)           Merger in which Company is Not Surviving Entity.  In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization less the Exercise Price of the Stock Option being canceled.

Section 3.4              Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1              Consequence of a Change in Control.  Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).   All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b)           At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all Restricted Stock Awards and Restricted Stock Units then held by the Participant shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

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Section 4.2              Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

 (b)         Acquisition of Significant Share Ownership:  A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)           Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

           Section 5.1              Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  Members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with  the corporate governance statutes or listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2              Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to Awards issued with performance-based vesting conditions under Section 2.5 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

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(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3         Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; and/or (c) delegating to a committee of one or member members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4          Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5         Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1          General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) herein is approved by the Company’s stockholders.

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Section 6.2          Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1          No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2          Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards are not transferable prior to the time that such Awards vest in the Participant.   Restricted Stock Units are not transferable, except in the event of death, prior to the time that the Restricted Stock Units vest and are earned and the property in which the Restricted Stock Units are denominated are distributed to the Participant or the Participant’s Beneficiary.

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Section 7.3          Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4          Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5          Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6          Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7          Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8          Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

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Section 7.9          Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10       Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11        Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12        No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13        Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Nebraska without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14        Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15        Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

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Section 7.16       Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17        Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1         In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)            “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)            “Award” means any Stock Option, Restricted Stock or Restricted Stock Unit or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)            “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)            “Board” means the Board of Directors of the Company.

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(e)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)             “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)            “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)            “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)             “Committee” means the Committee acting under Article 5.

(j)             “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)            “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)            If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)           “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto.  A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any national securities exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists, has listed, or seeks to list its securities.

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(n)           “Dividend Equivalent Rights” means the right, associated with a share of Restricted Stock or a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)            “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)          the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)         if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)        if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)           a material diminution in Participant’s base compensation;

(ii)          a material diminution in Participant’s authority duties or responsibilities;

(iii)        a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(vi)        any other action or inaction that constitutes a material breach by the Bank of this Agreement.

(t)            “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

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(u)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(v)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(w)          “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participantwho is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x)            “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(y)           “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

(z)            “Restricted Stock Unit”“ has the meaning ascribed to them in Section 2.4.

(aa)         “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).

(bb)        “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(cc)          “SEC” means the United States Securities and Exchange Commission.

(dd)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ee)          “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ff)           “Stock” means the common stock of the Company, $0.01 par value per share.

(gg)         “Stock Option” means an ISO or a Non-Qualified Option.

(hh)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

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(ii)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)          The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)         If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)         A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)          Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(jj)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

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Section 8.2          In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)            indications of time of day mean Central Standard Time;

(f)             “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)            the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)            any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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REVOCABLE PROXY

MADISON COUNTY FINANCIAL, INC.
SPECIAL MEETING OF STOCKHOLDERS

November 13, 2013

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Madison County Financial, Inc. with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Madison County Financial, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at Knights of Columbus Hall, located at 306 South Main Street, Madison, Nebraska 68748 at 9:00 a.m., Central time on Wednesday, November 13, 2013. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	AGAINST	ABSTAIN
1.	The approval of the Madison County Financial, Inc. 2013 Equity Incentive Plan; and such other business as may properly come before the Special Meeting	☐	☐	☐

The Board of Directors recommends a vote “FOR” the above-listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE-LISTED PROPOSAL. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of Madison County Financial, Inc. at the Special Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Madison County Financial, Inc. at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from Madison County Financial, Inc. prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and proxy statement, both dated October 4, 2013 and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Special Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.